Exhibit 99.1

Debtor Entities

AppHarvest, Inc.
AppHarvest Operations, Inc.
AppHarvest Farms, LLC
AppHarvest Morehead Farm, LLC
AppHarvest Richmond Farm, LLC
AppHarvest Berea Farm, LLC
AppHarvest Pulaski Farm, LLC
AppHarvest Development, LLC
AppHarvest Technology, Inc.
AppHarvest Products, LLC
AppHarvest Foundation, LLC
Rowan County Development, LLC